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                                                                    EXHIBIT 10.1


                                                                  CONFORMED COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT


      AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 10, 2001 amending and restating the Credit Agreement dated as of September 11, 2000 (as in effect prior to such amendment and restatement, the "CREDIT AGREEMENT") among MOODY'S CORPORATION (the "COMPANY"), the Borrowing Subsidiaries party thereto (the "BORROWING SUBSIDIARIES" and together with the Company, the "BORROWERS"), the LENDERS party thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), CITIBANK, N.A., as Syndication Agent, and THE BANK OF NEW YORK, as Documentation Agent.

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Revolver Termination Date from the date that is 364 days after the effective date of the Credit Agreement to the date that is 364 days after the Amendment Effective Date, (ii) make any necessary conforming changes with respect to the amendment set forth in clause (i) above and (iii) amend the Commitments of each Lender, all as set forth herein;

      WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended and restated hereby.

      SECTION 2. Definitions. The definition of "Revolver Termination Date" in
Section 1.01 of the Credit Agreement is amended to read in full as follows:

            "Revolver Termination Date" means September 9, 2002.
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      SECTION 3. Reporting. (a) Sections 3.04(a) and (c) of the Credit Agreement
are amended by replacing each reference therein to (i) "1998" by "1999", (ii) "1999" by "2000" and (iii) "2000" by "2001".

      (b) Section 3.04(b) of the Credit Agreement is deleted in its entirety and the subsequent subsection is relettered accordingly.

      SECTION 4. Changes in Commitments. On the Amendment Effective Date (as defined in Section 7 below), the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the signature pages hereof.

      SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

      SECTION 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 7. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 8. Effectiveness. This Amendment and Restatement shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

            (a) the Administrative Agent shall have received from each of the Borrower and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

            (b) the Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett, counsel for the Company, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent); and

            (c) all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.




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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed as of the date first above written.

                              MOODY'S CORPORATION



                              By: /s/ Randolph Roy
                                 -----------------------------------------
                                 Title: Vice President and Treasurer

Commitment

$15,000,000                   THE CHASE MANHATTAN BANK,
                              individually and as Administrative Agent



                              By: /s/ Peter B. Thauer
                                 -----------------------------------------
                                 Title: Vice President


$12,500,000                   CITIBANK, N.A., individually and as
                              Syndication Agent



                              By: /s/ William G. Martens III
                                 -----------------------------------------
                                 Title: Managing Director


$12,500,000                   THE BANK OF NEW YORK, individually
                              and as Documentation Agent



                              By: /s/ Randolph E.J.. Medrano
                                 -----------------------------------------
                                 Title: Vice President




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$10,000,000                   BARCLAYS BANK PLC



                              By: /s/ Nicholas A. Bell
                                 -----------------------------------------
                                 Title: Director


$10,000,000                   FIRST UNION NATIONAL BANK



                              By: /s/ C. Brand Hosford
                                 -----------------------------------------
                                 Title: Vice President


$10,000,000                   SUNTRUST BANK



                              By: /s/ Todd Sheets
                                 -----------------------------------------
                                 Title: Assistant Vice President


$10,000,000                   THE NORTHERN TRUST COMPANY



                              By: /s/ John A. Konstantos
                                 -----------------------------------------
                                 Title: Vice President





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